VESSELS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET
VESSELS AND EQUIPMENT, NET

(in thousands of $)	Cost	Accumulated Depreciation	Net Book Value
Balance at December 31, 2015	1,540,559	(52,354)	1,488,205
Additions	194
Disposals	(92,351)
Transfer from newbuildings	425,393
Depreciation		(62,502)
Balance at December 31, 2016	1,873,795	(114,856)	1,758,939
Additions	448,392
Disposals	(148,908)	8,403
Transfer from newbuildings	227,336
Impairment loss	(1,066)
Depreciation		(78,093)
Balance at December 31, 2017	2,399,549	(184,546)	2,215,003

At December 31, 2017, we owned three Newcastlemaxes, 29 Capesizes, 28 Panamaxes and two Ultramaxes (at December 31, 2016: two Newcastlemaxes, 20 Capesizes, 18 Panamaxes and six Ultramaxes).

In October 2017 and with reference to Note 28, we agreed to acquire two modern Capesize vessels from Hemen, our largest shareholder, with a purchase price of $43.0 million for each vessel. As settlement of the purchase price for each vessel, we entered into seller's credit loans with an affiliate of Hemen for $21.5 million, respectively. The remaining part of the purchase price consisted of $4.5 million of cash and 2,000,000 of newly-issued common shares of the Company. In November 2017, one of the vessels was delivered to us and $40.7 million was capitalized in purchase price for the vessel. Refer to Note 32 for the delivery of the second vessel.

In March 2017, we entered into agreements to acquire 16 dry bulk vessels in transactions where we would issue in aggregate 17.8 million consideration shares and assume debt of $285.2 million. Of the 16 acquired vessels, 14 were acquired from subsidiaries of Quintana and two Panamax vessels were acquired from affiliates of Hemen. The vessels acquired from Quintana consisted of one Newcastlemax, five Capesizes and eight Panamaxes. The 14 vessels acquired from Quintana were subsequently renamed Golden Gayle, Golden Houston, Golden Kaki, Golden Amreen, Golden Anastasia, Golden Myrtalia, Golden Deb, Golden Sue, Golden Kennedy, Golden Jake, Golden Arion, Golden Ioanari, Golden Keen and Golden Shea were delivered between April and July 2017. In exchange for the 14 vessels acquired from Quintana, we issued an aggregate of 14.5 million shares as consideration to Quintana and associated companies. We also assumed $262.7 million in debt and prepaid $17.4 million in installments of this debt. In aggregate, we capitalized $363.4 million in the purchase price for the 14 vessels. In connection with the acquisition of vessels from Quintana in 2017, we acquired certain time charter-out contracts. The contracts were valued to net negative $3.1 million and were fully amortized as of December 31, 2017.

In exchange for the two Panamax vessels acquired from affiliates of Hemen, subsequently renamed Golden Amber and Golden Opal and delivered in June 2017, we issued an aggregate of 3.3 million shares as consideration to Hemen and assumed seller's credits of an aggregate of $22.5 million. In the aggregate, we capitalized $43.1 million in the purchase price for the two vessels.

In September 2017, we entered into agreements to sell six Ultramax vessels, Golden Libra, Golden Virgo, Golden Taurus, Golden Gemini, Golden Aries and Golden Leo, for a gross sale price of $142.5 million. For one of the vessels we agreed to a partial settlement in the form of consideration shares in the buyer. In the aggregate, the consideration received consisted of $135.1 million in cash and 910,802 consideration shares in the buyer, with a market value of $7.4 per share upon completion of the sale. In the third quarter of 2017, we recorded an impairment loss of $1.1 million in connection with the sale. The vessels were delivered in the fourth quarter of 2017 and we recorded a net loss of $0.6 million upon completion of the sales.

In September 2017, we took delivery of the Golden Nimbus, a Capesize newbuilding. The total construction cost transferred from newbuildings amounts to $50.7 million.

In February 2017, we took delivery of the Golden Surabaya and Golden Savannah, two Capesize dry bulk newbuildings. The total construction cost transferred from newbuildings was $128.1 million.

In January 2017, we took delivery of the Golden Virgo and Golden Libra, two Ultramax dry bulk newbuildings. The total construction cost transferred from newbuildings was $48.5 million.

In October 2016, we took delivery of the Front Mediterranean, a Capesize dry bulk newbuilding. The total construction cost transferred from newbuldings amounts to $46.2 million. The vessel was sold upon delivery for sales proceeds of $46.3 million and we recognized a gain of $13.0 thousand.

In August 2016, we took delivery of the Golden Leo, an Ultramax dry bulk newbuilding that was acquired as a result of the Merger. The total construction cost transferred from newbuldings was $26.0 million.

In May 2016, we took delivery of the Golden Fulham, a Capesize dry bulk newbuilding that was purchased from Frontline 2012 Ltd. The total construction cost transferred from newbuldings was $52.9 million.

In February 2016, we took delivery of the Front Caribbean, a Capesize dry bulk newbuilding. The total construction cost transferred from newbuldings was $46.1 million. The vessel was sold upon delivery for sales proceeds of $46.2 million and we recognized a gain of $68.0 thousand.

In January 2016, we took delivery of the Golden Barnet and Golden Bexley, both Capesize dry bulk newbuildings and the Golden Scape and Golden Swift, both Newcastlemax dry bulk newbuildings. All of these newbuildings were purchased from Frontline 2012 Ltd. The total construction cost transferred from newbuildings was $254.1 million.

Total depreciation expense was $78.1 million, $62.5 million and $51.6 million in 2017, 2016 and 2015, respectively.